SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2007
CAPSTEAD MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-08896 (Commission File Number)	75-2027937 (I.R.S. Employer Identification No.)

8401 North Central Expressway Suite 800 Dallas, Texas (Address of Principal Executive Offices)	75225 (Zip code)
(214) 874-2323
Registrant’s Telephone Number, Including Area Code
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On June 12, 2007 Capstead Mortgage Corporation’s compensation committee of the board of directors approved salary increases for the Company’s named executive officers that will be effective beginning July 1, 2007:

	Previously Disclosed	Newly Approved
Named Executive Officer	Annualized Salary	Annualized Salary
Andrew F. Jacobs
President and Chief Executive Officer	$420,000	$490,000

Phillip A. Reinsch
Executive Vice President, Chief Financial Officer and Secretary	225,000	275,000

Robert R. Spears, Jr.
Executive Vice President — Director, Residential Mortgage Investments	240,000	320,000

Michael W. Brown
Senior Vice President — Asset and Liability Management and Treasurer	165,000	180,000

Anthony R. Page
Senior Vice President — Director, Commercial Mortgage Lending Investments	225,000	240,000
SIGNATURE
Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 18, 2007

CAPSTEAD MORTGAGE CORPORATION
By:	/s/ PHILLIP A. REINSCH
Phillip A. Reinsch
Executive Vice President and Chief Financial Officer